Presentation to Promote Efficient & Safe Buildings

A Total Approach to Energy Management & Reduction, Reduced Operating Cost, and Safe Buildings

An Approach to Providing Bankable Services

Presentation By: John Conklin
Chief Executive Operating Officer
Energy Intelligence Center, LLC. & IAQ Technologies, LLC. (p/k/a Purge Virus, LLC.)

Presentation Date: Friday, July 2, 2021

Agenda

- Safe & Efficient Buildings – Phased Approach.
- Engineered Solutions to Energy Efficient and Sustainable Buildings.
- Safe Buildings and Operations.
- Robot Disinfection as a Service [RDaaS].
- Next Steps.

OUR GOAL:

PROVIDE BANKABLE AND PERFORMANCE GUARANTEED ENERGY OPEX AND OPERATING SAVINGS.

Engineered Solutions to Energy Efficient and Sustainable Buildings

- Goal: Provide engineering solutions to deliver safe, efficient, and sustainable buildings.
- Proposing a "total approach to energy reduction design thru delivery."
  - Objectives:
    - Reduce Cost,
    - Bankability,
    - Provide a Warranty of performance and energy reduction, and
    - Put an insurance wrapper around performance and cost savings.
- We want to provide engineered solutions to guaranteed energy savings:
  - Drive existing BAS with AI-Driven Dynamic Setpoints programmed to minimize power demand,
  - Intelligently Control Discrete HVAC & Refrigeration Systems,
  - Thermal Mass Cooling Load Management,
  - Nano-tech for optimizing heat transfer in fouled refrigeration coils,
  - Coupling of IAQ for Safety and Energy Efficiency through Reduced Outside Air Ratios and Demand Control Ventilation, and
  - IoT & PoE LED & DC-Coupled PV.
- Mitigate financial risk.

Engineered Solutions to Energy Efficient and Sustainable Buildings *(cont'd)*

- Mitigate financial risk.
- Tactical controls.
- Energy Performance: Energy Risk Management Maturity Contributes to Lower Project & Operating Costs.
- Options:
  - Turnkey Implementation,
  - EPSaaS - Energy Performance Services as a Solution, and
  - Licensing Model.

Use of control module was designed, applied and programmed directly into the BAS to algorithmically manage dynamic setpoints for optimum HVAC plant efficiency. Optimized heat rejection from the facility by continuously controlling the cooling tower fans, condenser water pump, and chilled water pump to implement the dynamic setpoints so as to provide the minimum total power consumption in the system at all times.
Summary of Results:
Annual Cost Savings: $3.77M
No financial risk to owner per financing terms

Tactical Buildings Solutions – Thermal Mass Storage: Thermal energy storage technology harnesses the thermal mass of large commercial office buildings to drive 15% to 30% savings in electricity costs.

Save 20% On Average On All HVAC, Refrigeration and Freezers Problem-Oil fouling with a 1-year ROI.

Dynamic Set-Points for Heat Pumps & Optimized Cooling Tower Supply Temperature Controlled VFDs. Demand Controlled outside air intake. Cooling Energy Savings ~ 35%; Heating Energy Savings ~ 20%

Building Management System Automated Logic (ALC) Chiller System Optimization - Savings Achieved: ~35%

Safe Buildings and Operations

- It's not just about air disinfection.
- Multiple disinfection options:
  - UV-C,
  - Negative Ion Air (Bipolar Ionization), and
  - Robotic Disinfection (Robotic Disinfection as a Service [RDaaS]).
- Why should you disinfection robot?
  - Operations must rely on physical space for gatherings, patients, food service, participation, and in-person visits.
  - Employees and guests need confidence disinfection has immediate and bottom-line impact.

Safe Buildings and Operations *(cont'd)*

- Synergy to existing disinfection that improves purpose and function.
  - Compliments existing disinfection.
  - Provides hands-free disinfection.
  - Will meet stringent IT standards and security practices and measures.
  - Provides multiple functions:
    - Air;
    - Surfaces (doors, windows, counters, benches, desks, tables, food service, exercise rooms and gear, etc.; and
    - Intelligent features allow planning, execution and reporting.
- "While you're away comfort."

Robot Disinfection as a Service [RDaaS]

- Benefits of fully-autonomous disinfection robot:
  - Safe,
  - Scheduling, and
  - UVC disinfection go beyond the removal of harmful viruses.
- Effective, hands-free disinfection.
- Dependable:
  - Robotics technology designed and built by leaders with iRobot and MIT.
- Provides access to multiple robotics solutions for the school.
- We will communicate the value of a UV disinfection robot.
  - Proactive safety measures to keep students, parents, teachers, and staff healthy is a strong message!
  - Remote learning comfort knowing a safe solution is in place when returning.
- Working with existing cleaning best practices you have in place.

Transition Plan

- Evaluation of building and space, and life safety systems to check for hazards associated with operations.
- Provide energy and exposure assessments to determine focus and high-risk areas.
- Implementation of a phased system approach designed specifically for building optimization and occupancy.
- Staggered succession system installation and operations plan:
  - Phased approach for energy management and cost reduction, and
  - Ensure facilities energy demand systems and operations operate efficiently, cost effectively, and safely.
- Provide bankable and performance guaranteed energy OpEx and operating savings.

Next Steps

- Meeting opportunity to present our approach.
- Discuss priorities.
- Discuss cost effective and strategic approach to energy management and operations.
- Implement recommendations.

Promote Efficient & Safe Buildings

Thank You

Energy Intelligence Center, LLC. and IAQ Technologies, LLC.

John Conklin
Chief Executive Operating Officer

Main: 607.725.0332

Email: john.conklin@eicteam.com

Special thanks and recognition to our partners:

AVA Robotics, Inc. and
Edge Building Intelligence Group